UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 31, 2016

Service Team Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-178210	61-1653214
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18482 Park Villa Place Villa Park, CA 92861
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (714) 538-5214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company filed reports pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.  The reports were 10-K dated August 31, 2016, 10-Q dated November 30, 2016, and 10-Q dated February 28, 2017.  These reports contain the following clerical errors:

Form 10-K for period ending August 31, 2016:   In the report on Page 20 and Page 21 under the heading Convertible Notes Third Party, the Company stated:

On February 5, 2015, the Company issued a Convertible Note to Tangiers Capital Group for $55,000 of cash consideration.  The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On November 25, 2015, the Company issued a Convertible Note to Tangiers Capital Group for $38,500 of cash consideration.  The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On April 15, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $27,500 of cash consideration.    The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On May 6, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $35,750 of cash consideration.     The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On June 13, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $38,500 of cash consideration.     The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On July 18, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $27,500 of cash consideration.    The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

Form 10-Q for period ending November 30, 2016:   In the report on Page 20 and Page 21 under the heading Convertible Notes Third Party, the Company stated:

On February 5, 2015, the Company issued a Convertible Note to Tangiers Capital Group for $55,000 of cash consideration.  The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On November 25, 2015, the Company issued a Convertible Note to Tangiers Capital Group for $38,500 of cash consideration.  The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On April 15, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $27,500 of cash consideration.    The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On May 6, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $35,750 of cash consideration.     The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On June 13, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $38,500 of cash consideration.     The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On July 18, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $27,500 of cash consideration.    The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

Form 10-Q for period ending February 28, 2017:   In the report on Page 20 and Page 21 under the heading Convertible Notes Third Party, the Company stated:

On February 5, 2015, the Company issued a Convertible Note to Tangiers Capital Group for $55,000 of cash consideration.  The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On November 25, 2015, the Company issued a Convertible Note to Tangiers Capital Group for $38,500 of cash consideration.  The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On April 15, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $27,500 of cash consideration.    The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On May 6, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $35,750 of cash consideration.     The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On June 13, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $38,500 of cash consideration.     The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

On July 18, 2016, the Company issued a Convertible Note to Tangiers Capital Group for $27,500 of cash consideration.    The correct name of the lender, holder, of the Note is Tangiers Investment Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Service Team Inc. (Registrant)
June 5, 2017	By:	/s/ Robert L. Cashman
		Name:	Robert L. Cashman
		Title:	President, Chief Financial Officer